UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2011

ACCURAY INCORPORATED

(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

001-33301	20-8370041
(Commission File Number)	(IRS Employer Identification No.)

1310 Chesapeake Terrace
Sunnyvale, California 94089
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 716-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 3, 2011, Accuray Incorporated (the “Company”) entered into an Amendment to Strategic Alliance Agreement with Siemens Aktiengesellschaft (“Siemens”) pursuant to which the Strategic Alliance Agreement between the Company and Siemens, dated June 8, 2010 (the “Agreement”), was amended to provide that each of the Company’s and Siemens’ right to terminate the Agreement as a result of the acquisition of TomoTherapy Incorporated by the Company (the “Acquisition”) was extended until December 31, 2011 in order to allow the Company and Siemens to evaluate the impact of the Acquisition on the arrangements created by the Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACCURAY INCORPORATED

	By:	/s/ Darren J. Milliken
Date: August 5, 2011		Darren J. Milliken
Senior Vice President, General Counsel & Corporate Secretary